Superior Extends Florida Franchise Through Partnership with People's Community Bancshares, Inc. January 2007

Cautionary Statement Regarding Forward Looking Statements Statements in this presentation that are not historical facts, including, but not limited to, statements concerning future operations, results or performance, are hereby identified as "forward looking statements" for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Superior Bancorp cautions that such "forward looking statements," wherever they occur in this presentation or in other statements attributable to Superior Bancorp are necessarily estimates reflecting the judgment of Superior Bancorp's senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the "forward looking statements." Such "forward looking statements" should, therefore, be considered in light of various important factors set forth from time to time in Superior Bancorp's reports and registration statements filed with the SEC. While it is impossible to list all such factors that could affect the accuracy of such "forward looking statements," some of those factors include general economic conditions, especially in the Southeast; the performance of the capital markets; changes in interest rates, yield curves and interest rate spread relationships; changes in accounting and tax principles, policies or guidelines; changes in legislation or regulatory requirements; changes in the competitive environment in the markets served by Superior Bancorp; changes in the loan portfolio and the deposit base of Superior Bancorp; and changes due to natural disasters, such as hurricanes. Superior Bancorp disclaims any intent or obligation to update "forward looking statements."

N.E. Alabama or Florida markets Low-cost deposit-gathering banks Well-capitalized No credit, interest risk problems Accretive to earnings Stated Acquisition Criteria 19

People's Community Pro Forma Franchise Locations Financial Summary Assets of $327 million Gross Loans of $250 million 4 Year CAGR = 44% Deposits of $251 million 4 Year CAGR = 37% 3 Branch locations in Sarasota and Manatee Counties SUPR Branches Planned SUPR Branches People's Branches

Transaction Terms Offer Value: $32.67 per share or $77.1 million Fixed Exchange Ratio1: 2.9036x Form of Consideration: 100% Stock (options and warrants cashed out) People's Ownership: 16% of pro forma company Termination Fee: 4.2% of deal value Approvals: Customary regulatory and shareholders approvals Expected Closing: 2nd Quarter 2007 Board Representation: One Independent Director Contracts / Non-Compete Agreements: Appropriate employment/non-compete agreements for top four executives Notes: 1 Based on the ten-day average closing price for SUPR of $11.25 ending January 17, 2007

People's Community Expansion into large, affluent and high growth Sarasota market Adds a significant deposit niche business - condo cash management & deposit services Opportunity to build on Superior's successful Florida de novo efforts and Kensington acquisition Compelling pricing & pro forma financial impact Florida Growth

Meaningful Addition to Florida Franchise Opportunity to leverage and expand current Florida franchise Pro forma Florida franchise: 28 branches with approximately $0.75B in deposits and $.50B in loans1 Note: Deposit data in billions 1 Data as of September 30, 2006. SUPR pro forma for acquisition of Kensington Bankshares, Inc. and Community Bancshares, Inc. SUPR Branches: 20 Planned SUPR Branches: 5 LPOs: 2 People's Branches: 3 Deposits by Region SUPR Pro Forma AL: $1.36 $1.36 73.0% 64.3% FL: $0.50 $0.75 27.0% 35.7% Total: $1.86bn $2.12bn

A Smart Deal in a High Growth Market Movement into the Sarasota MSA significantly improves the growth and demographic profile of the pro forma company Notes: Demographic data as of June 30, 2006 1Blunt County included in Birmingham MSA data and its demographic information is county level Source: SNL Financial

Strengthens Florida Management Team Neil McCurry, Jr. Began banking career in 1988 with NCNB Top producing lender for NCNB in the Sarasota market Founded and organized People's in 1998 Highly regarded among local business and philanthropic communities Rick Halloran Began banking career in 1990 with C&S National Bank in Sarasota Has worked with Neil McCurry since 1992, as he was retained by NCNB following an acquisition Joined People's in 2001 as a Senior VP and Senior Lending Officer, subsequently promoted to Executive VP in 2003 Chris Pennewill Previously a commercial banker with Bank of America in Tampa Bay for fourteen years Joined People's in 2003 as Manatee County Executive Dee Barth Began banking career in 1977 with 1st Independent Bank in Sarasota Served as Executive VP and CFO for West Coast Bank for 13 years and oversaw its merger and integration with Guarantee National Bank Appointed Executive VP and CFO of People's in 2002

Pro Forma Financial Impact Note: 1 Data as of September 30, 2006. SUPR pro forma for acquisition of Kensington Bankshares, Inc. and Community Bancshares, Inc. Transaction Accounts 158464 Brokered CDs 18554 Customer CDs 73681 Slice 13 Slice 14 Slice 15 Slice 16 Transaction Accounts 0.41 Brokered CDs 0.11 Customer CDs 0.48 Slice 13 Slice 14 Slice 15 Slice 16 SUPR ($1,861 mm) Average Cost of Deposits: 4.09% People's ($251 mm) Average Cost of Deposits: 3.52% Transaction Accounts 0.4364 Brokered CDs 0.1057 Customer CDs 0.4579 Slice 14 Slice 15 Slice 16 PRO FORMA ($2,112 mm) Blended Cost of Deposits: 4.02%

Compelling Pricing Note: Based upon 38 Florida commercial bank transactions announced since 1/1/2004 with deal value $15m - $300mm 1Core deposits is total deposits less CDs ^ $100,000 Data Source: SNL Financial

Pro Forma Financial Impact Immediately earnings per share accretive 2 cents or 3.9% accretive in 2007 (pro forma EPS of $0.50) 3 cents or 4.7% accretive in 2008 (pro forma EPS of $0.63) Capital flexibility retained Tangible Equity / Tangible Assets of 6.1% at close; 6.3% within 6 months Total Capital Ratio of 11.1% at close; 11.5% within 6 months Projected internal rate of return of approximately 20%

NASDAQ Symbol: SUPR